UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report

January 20, 2004

(Date of earliest event reported)

Levitt Corporation

(Exact name of registrant as specified in its Charter)

Florida (State or other jurisdiction of incorporation or organization)	333-103225 (Commission File Number)	11-3675068 (IRS Employer Identification No.)

1750 East Sunrise Blvd., Ft. Lauderdale, Florida (Address of principal executive offices)		33304 (Zip Code)

(954) 760-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

The information in this report (including Exhibit 99.1 and Exhibit 99.2) is being furnished pursuant to Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

On January 20, 2004, Levitt Corporation (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2003. The press release and accompanying financial tables are attached hereto as Exhibit 99.1 and Exhibit 99.2, and are incorporated herein by reference.

Exhibit	Description
99.1	Press Release dated January 20, 2004

99.2	Financial tables

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVITT CORPORATION

By: /s/ GLEN R. GILBERT
Glen R. Gilbert
Executive Vice President - Chief Financial Officer

Dated: January 20, 2004